Vessels (Tables)	6 Months Ended
Jun. 30, 2018
Vessels
Summary of changes in operating vessels and drydocks

In thousands of U.S. dollars	Vessels	Drydock	Total
Cost
As of January 1, 2018	$4,389,648	$82,888	$4,472,536
Additions (1)	79,464	2,156	81,620
As of June 30, 2018	4,469,112	85,044	4,554,156

Accumulated depreciation
As of January 1, 2018	(347,703)	(34,739)	(382,442)
Charge for the period	(78,648)	(8,899)	(87,547)
As of June 30, 2018	(426,351)	(43,638)	(469,989)
Net book value
As of June 30, 2018	$4,042,761	$41,406	$4,084,167

Net book value
As of December 31, 2017	$4,041,945	$48,149	$4,090,094
(1)

Additions during the six months ended June 30, 2018 primarily relate to (i) the deliveries of the newbuilding vessels STI Esles II and STI Jardins and the corresponding calculations of notional drydock on these vessels and (ii) the drydock costs incurred on STI Fontvieille and STI Ville.